UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2010 (September 21, 2010)

BIOVAIL CORPORATION
(Exact name of registrant as specified in its charter)

Canada	001-14956	Not Applicable
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

7150 Mississauga Road Mississauga, Ontario Canada	L5N 8M5
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (905) 286-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                OTHER EVENTS

Certain Employee’s Performance-Based Restricted Share Units

On September 8, 2010, the board of directors of Biovail Corporation (“Biovail”) resolved that, with regard to the unvested performance-based restricted share units (“PSUs”) held by certain employees whom the Compensation Committee (as that term is used in Biovail’s 2007 Equity Compensation Plan) believes will remain employed with Biovail on the date that is 60 days following the date of the completion of the proposed merger (the “Merger”), pursuant to the Agreement and Plan of Merger, dated as of June 20, 2010, among Valeant Pharmaceuticals International (“Valeant”), Biovail, Biovail Americas Corp. and Beach Merger Corp. (the “Merger Agreement”), conditional on completion of the Merger, the following will occur:

(a)	the performance period for such PSUs will terminate on the date of the completion of the Merger;
(b)	such PSUs will immediately accelerate and become 100% vested on such date, subject to the attainment of performance goals;
(c)	the number of such PSUs that are settled will be determined based on performance through the date of the completion of the Merger;
(d)	the price per share in the capital of Biovail used for purposes of determining such performance will be increased by the value of the post-merger special dividend;
(e)	any remaining unvested PSUs held by the employee will be cancelled and forfeited on the date of the completion of the Merger; and
(f)	any shares underlying such PSUs that are so settled will be delivered to the applicable employee within 60 days following the date of completion of the Merger.

This resolution, however, had no force or effect until September 21, 2010, when Valeant provided consent to the resolution and the actions contemplated thereby.

As a result of this resolution, the following named executive officers will vest in the number of shares subject to their PSUs listed in the following table, subject to the attainment of performance goals.  The following table assumes that (i) the Merger occurs on September 28, 2010, and (ii) the PSUs vest at 200% of target.

Name	Number of Shares Subject to Accelerated PSUs (1)
Margaret J. Mulligan	102,646
Mark Durham	102,646
Michel Chouinard	102,646

(1) Assumes the allocation of additional units in respect of dividends payable on October 4, 2010, to shareholders of record on September 1, 2010. Calculation based on September 16, 2010, Biovail closing price on the NYSE of $26.72.

In considering the recommendation of the Biovail board of directors that Biovail shareholders vote to approve the resolutions set forth in Biovail’s Registration Statement on Form S−4 (Registration No. 333-168254), filed on July 21, 2010, as amended by Amendment No. 1, filed on August 18, 2010, which the Securities and Exchange Commission declared effective on August 20, 2010 (the “Form S−4”), Biovail shareholders should be aware that the named executive officers listed above have this financial interest in the Merger that is in addition to those of Biovail shareholders generally and to those previously disclosed in the Form S-4.

Dr. Squires’s Performance-Based Restricted Share Units

On September 8, 2010, the Biovail board of directors resolved that the 40,000 fully time-vested PSUs held by Dr. Douglas John Paul Squires (“Dr. Squires”), one of its directors and a former chief executive officer, who will be resigning from the Biovail board of directors on the date of the completion of the Merger, will be treated as in (a), (c), (d) and (f) above, conditional on the completion of the Merger. This resolution modified the treatment of the PSUs provided for in the Confidential Separation Agreement and General Release (the “Separation Agreement”), dated as of May 6, 2008, between Biovail and Dr. Squires, which provided that the PSUs would time-vest upon Dr. Squires’s cessation of employment but would performance-vest based on performance through November 26, 2012.  Assuming that (i) the Merger occurs on September 28, 2010 and (ii) Dr. Squires’s PSUs vest at 200% of target, following the completion of the Merger, 80,000 shares underlying Dr. Squires’s PSUs will be delivered to him.  This resolution, however, had no force or effect until September 21, 2010, when Valeant provided consent to the resolution and the actions contemplated thereby.

In considering the recommendation of the Biovail board of directors that Biovail shareholders vote to approve the resolutions set forth in the Form S-4, Biovail shareholders should be aware that Dr. Squires has this additional financial interest in the Merger that is in addition to those of Biovail shareholders generally and to those previously disclosed in the Form S-4.

Caution Regarding Forward-Looking Information and “Safe Harbor” Statement

To the extent any statements made in this document contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and may be forward-looking information as defined under applicable Canadian securities legislation (collectively, “forward-looking statements”).

These forward-looking statements relate to, among other things, the expected benefits of the proposed merger such as efficiencies, cost savings, tax benefits, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of the combined company; the expected timing of the completion of the transaction; and the expected payment of a one-time cash dividend.  Forward-looking statements can generally be identified by the use of words such as “believe”, “anticipate”, “expect”, “estimate”, “intend”, “continue”, “plan”, “project”, “will”, “may”, “should”, “could”, “would”, “target”, “potential” and other similar expressions.  In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements.  Although certain of these statements set out herein are indicated above, all of the statements in this filing that contain forward-looking statements are qualified by these cautionary statements. Although Valeant and Biovail believe that the expectations reflected in such forward-looking statements are reasonable, such statements involve risks and uncertainties, and undue reliance should not be placed on such statements.  Certain material factors or assumptions are applied in making forward-looking statements, including, but not limited to, factors and assumptions regarding the items outlined above.  Actual results may differ materially from those expressed or implied in such statements.  Important factors that could cause actual results to differ materially from these expectations include, among other things, the following: the failure to receive, on a timely basis or otherwise, the required approvals by Valeant and Biovail shareholders and government or regulatory agencies (including the terms of such approvals); the risk that a condition to closing of the merger may not be satisfied; the possibility that the anticipated benefits and synergies from the proposed merger cannot be fully realized or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of Valeant and Biovail operations will be greater than expected; the ability of the combined company to retain and hire key personnel and maintain relationships with customers, suppliers or other business partners; the impact of legislative, regulatory, competitive and technological changes; the risk that the credit ratings of the combined company may be different from what the companies expect; and other risk factors relating to the pharmaceutical industry, as detailed from time to time in each of Valeant’s and Biovail’s reports filed with the Securities and Exchange Commission (“SEC”) and, in Biovail’s case, the Canadian Securities Administrators (“CSA”).  There can be no assurance that the proposed merger will in fact be consummated.

Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found in the body of this filing, as well as under Item 1.A. in each of Valeant’s and Biovail’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, and Item 1.A in each of Valeant’s and Biovail’s most recent Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2010.  Valeant and Biovail caution that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to Valeant and Biovail, investors and others should carefully consider the foregoing factors and other uncertainties and potential events. Neither Biovail nor Valeant undertakes any obligation to update or revise any forward-looking statement, except as may be required by law.

Additional Information

In connection with the proposed merger, Biovail has filed with the SEC a Registration Statement on Form S-4 that includes a definitive joint proxy statement of Valeant and Biovail that also constitutes a prospectus of Biovail, and each of Valeant and Biovail may file with the SEC other documents regarding the proposed merger.  The definitive joint proxy statement/prospectus was first mailed to shareholders of Valeant and Biovail on or about August 20, 2010. INVESTORS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  Investors may obtain the joint proxy statement/prospectus, as well as other filings containing information about Valeant and Biovail, free of charge, at the website maintained by the SEC at www.sec.gov and, in Biovail’s case, on SEDAR at www.sedar.com.  Investors may also obtain these documents, free of charge, from Valeant’s website (www.valeant.com) under the tab “Investor Relations” and then under the heading “SEC Filings,” or by directing a request to Valeant, One Enterprise, Aliso Viejo, California, 92656, Attention: Corporate Secretary.  Investors may also obtain these documents, free of charge, from Biovail’s website (www.biovail.com) under the tab “Investor Relations” and then under the heading “Regulatory Filings” and then under the item “Current SEC Filings,” or by directing a request to Biovail, 7150 Mississauga Road, Mississauga, Ontario, Canada, L5N 8M5, Attention: Corporate Secretary.

The respective directors and executive officers of Valeant and Biovail and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.  Information regarding Valeant’s directors and executive officers is available in its Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which was filed with the SEC on February 24, 2010, and in its definitive proxy statement filed with the SEC by Valeant on March 25, 2010.  Information regarding Biovail’s directors and executive officers is available in its Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which was filed with the SEC on February 26, 2010, and in its definitive proxy statement filed with the SEC and CSA by Biovail on April 21, 2010.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive joint proxy statement/prospectus and other relevant materials filed with the SEC.  These documents can be obtained free of charge from the sources indicated above. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOVAIL CORPORATION

By:	/s/ Jennifer Tindale
Name: Jennifer Tindale
Title: Vice President, Associate General Counsel, and Corporate Secretary

Date: September 22, 2010